Exhibit 10.9
FIRST AMENDMENT
TO THE
SUNCOM WIRELESS HOLDINGS, INC.
DIRECTORS’ STOCK AND INCENTIVE PLAN
AS AMENDED AND RESTATED
     WHEREAS, the SunCom Wireless Holdings, Inc. Directors’ Stock and Incentive Plan, as amended and restated (the “Stock Plan”) contains provisions allowing participants to elect to defer the receipt of their shares of restricted stock subject to and in accordance with the terms of the SunCom Wireless Holdings, Inc. Nonqualified Deferred Compensation Plan (the “NQDC Plan”);
     WHEREAS, the Board of Directors (the “Board”) of SunCom Wireless Holdings, Inc. (the “Company”) pursuant to a unanimous written consent executed on December 29, 2006 (the “Written Consent”) terminated the NQDC Plan effective as of December 31, 2006;
     WHEREAS, the Written Consent authorized officers of the Company to take all necessary or appropriate actions to implement and carry out the resolutions set forth in the Written Consent; and
     WHEREAS, pursuant to the Board’s authorization and direction, the Benefits Committee hereby removes all references to the NQDC Plan in the Stock Plan.
     NOW, THEREFORE, BE IT RESOLVED, that:
1.
     Section 2 of the Stock Plan hereby is amended by deleting subsections (h) and (m) in their entirety and by realphabetizing the remaining subsections thereof.
2.
     Section 7 of the Stock Plan hereby is amended by deleting subsection (e) of the Plan in its entirety and by realphabetizing the remaining subsections thereof.
3.
     Subsection 10(i) hereby is amended by deleting “other than Deferred Shares” in the second sentence thereof and by deleting the third sentence in its entirety.
4.
     The effective date of this First Amendment to the Stock Plan shall be December 31, 2006.
{Signature Page Follows}

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to the Stock Plan as of the 24th day of July, 2007.

By:	/s/ Eric Haskell

By:	/s/ Laura Porter

By:	/s/ Jane Jennings